Exhibit 32.2

Certification of Acting Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of TOR Minerals, Inc. ("Registrant") for the quarter ended September 30, 2010 (the "Report") as filed with the Securities and Exchange Commission, the undersigned Chief Financial Officer of the Registrant hereby certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

/s/ BARBARA RUSSELL
Barbara Russell
Chief Financial Officer
(Principal Financial Officer)
November 15, 2010